SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report:  September 28, 2005



                        NORMEXSTEEL, INC.
               -----------------------------------
           f/k/a North American Liability Group, Inc.

      (Exact Name of Registrant as specified in its charter)


        Florida                               65-0386286
 ------------------------                  ----------------------
(State  of  Incorporation)                (IRS Employer ID Number)



                       478 E. Altamonte Dr.
                            Suite 108
                   Altamonte Springs, FL 32701
                 (Address of Principal Offices)
                 ---------------------------------------
          Registrant's telephone number: (954) 771-5500



                    J. Bennett Grocock, P.A.
                  255 S. Orange Ave., Ste. 1201
                        Orlando, FL 32801
                          407-835-1234
                       ------------------
                       Agent for service


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Item 4.01. Change in Registrant's Certifying Accountant

     On September 19, 2005, the Registrant received a notice of a resignation of Tedder, James, Worder & Associates, P.A. as the
Registrant's Certifying Accountants, effective August 31, 2005.

     The principal accountant's reports on the financial statements of the Registrant since their engagement contained no adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles, except for the expression of substantial doubt about the Registrant's ability to continue as a going concern.

     During the two most recent fiscal years and all subsequent interim periods preceding its resignation, there were no disagreements with Tedder, James, Worder & Associates, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tedder, James, Worder & Associates, P.A. would have caused it to make reference to the subject matter of the disagreements in connection with its report.

Item 9.01.     Financial Statements and Exhibits.


      Schedule of Exhibits.  The following exhibits are furnished
      ---------------------
in accordance with the provisions of Item 601 of Regulation S-B:


     99.1 Letter from Tedder, James, Worder & Associates, P.A., to the Securities and Exchange Commission, dated as of September 21, 2005.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     September 21, 2005       NORMEXSTEEL, INC.


                                   /s/  James Wolff
                                   ---------------------------
                                   By:  James Wolff, President


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